SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 7, 2002



Commission         Registrant; State of Incorporation;        I.R.S. Employer
File Number          Address; and Telephone Number           Identification No.
-----------    -------------------------------------------   ------------------

333-21011      FIRSTENERGY CORP.                                34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, Ohio  44308
               Telephone (800)736-3402


1-2323         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY      34-0150020
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402


1-3583         THE TOLEDO EDISON COMPANY                        34-4375005
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402



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Item 5.  Other Events

         FirstEnergy Corp. issued a press release, filed as an Exhibit to this Form 8-K, relating to the Davis-Besse Nuclear Power Station, which is jointly owned by The Cleveland Electric Illuminating Company and The Toledo Edison Company, wholly owned subsidiaries of FirstEnergy Corp.


Item 7.  Exhibits

Exhibit No.                        Description
-----------                        -----------

    99                     Press Release of FirstEnergy Corp.




                                    SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



October 7, 2002




                                           FIRSTENERGY CORP.
                                           -----------------
                                              Registrant

                                        THE CLEVELAND ELECTRIC
                                        ----------------------
                                         ILLUMINATING COMPANY
                                         --------------------
                                              Registrant

                                      THE TOLEDO EDISON COMPANY
                                      -------------------------
                                              Registrant



                                        /s/  Harvey L. Wagner
                                  ------------------------------------
                                             Harvey L. Wagner
                                       Vice President, Controller
                                      and Chief Accounting Officer


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